UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2017

ANDEAVOR

(Exact name of registrant as specified in its charter)

Delaware	001-3473	95-0862768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Contribution, Conveyance and Assumption Agreement

On November 8, 2017, Andeavor, a Delaware corporation (“Andeavor”) entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) with Andeavor Logistics LP (the “Partnership”), Tesoro Refining & Marketing Company LLC (“TRMC”), Tesoro Logistics GP, LLC (the “General Partner”) and Tesoro Logistics Operations LLC (the “Operating Company”). Pursuant to the Contribution Agreement, TRMC agreed to contribute, through the General Partner and the Partnership, to the Operating Company the following assets (collectively, the “Assets”):

•	tankage with a shell capacity of approximately 1.1 million barrels of crude oil and other feedstock storage and approximately 2.8 million barrels of refined product storage located at TRMC’s refinery in Anacortes, Washington (the “Anacortes Refinery”), including gasoline blending facilities, together with all related equipment, pipeline interconnections, laboratories and ancillary facilities used for the operation thereof (the “Tankage”);

•	rail terminal for the loading and unloading of crude oil and other heavy feedstocks from manifest railcars, together with certain rail lines connected thereto and railcar storage tracks, all related equipment and ancillary facilities used for the operation thereof (the “Manifest Rail Rack and Trackage”); and

•	pipelines for the transfer of crude oil, non-crude feedstocks, black oils and light petroleum products between the Tankage and the Anacortes light products and LPG terminal, the marine terminal located on the site of the Anacortes Refinery, the Manifest Rail Rack and Trackage, the Anacortes Crude Oil Offloading Facility and third-party pipeline facilities (including the six 16-inch pipelines that deliver refined products from the Tankage to the Olympic Pipeline Manifold and the 12-inch pipeline that delivers crude oil from the manifold of Kinder Morgan’s TransMountain Pipeline to the Tankage (collectively, the “Short-Haul Pipelines”)), all related equipment and ancillary facilities used for the operation thereof.

On November 8, 2017, the Partnership completed the acquisition of the Assets as contemplated by the Contribution Agreement (the “Contribution”) in exchange for the Partnership’s payment to the General Partner of approximately $445 million, comprised of $400.5 million in cash financed with borrowings under the Partnership’s acquisition credit facility and 980,802 common units with a fair value of approximately $44.5 million.

In connection with the Contribution, we, the Operating Company, the Partnership, TRMC, the General Partner and certain other parties, as applicable, entered into certain commercial agreements on November 8, 2017, as described below.

The foregoing description of the Contribution Agreement is not complete and is qualified in its entirety by reference to the Contribution Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

First Amended and Restated Schedules to the Fourth Amended and Restated Omnibus Agreement

Effective November 8, 2017, we entered into the First Amended and Restated Schedules to the Fourth Amended and Restated Omnibus Agreement (the “Amended Omnibus Schedules”) with the General Partner, the Partnership, TRMC, Tesoro Alaska Company LLC (“TAC”) and Tesoro Companies, Inc. (“TCI”), which amend and restate the schedules to the Fourth Amended and Restated Omnibus Agreement to include the Assets.

The foregoing description is not complete and is qualified in its entirety by reference to the Amended Omnibus Schedules, which are filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Storage Services Agreement

Effective November 8, 2017, the Operating Company entered into the Storage Services Agreement—Anacortes II with TRMC, the Partnership and the General Partner (the “Storage Services Agreement”) to govern the provision of storage services by the Operating Company to TRMC with respect to the Tankage. The initial term of the Storage Services Agreement is ten years, and TRMC has the option to extend the term for up to two renewal terms of five years each. If TRMC does not extend the initial term, the Operating Company may extend the term for an additional two years.

Under the Storage Services Agreement, the Operating Company will provide storage, handling, blending and other services for crude oil, refinery feedstocks and refined products owned by TRMC and stored in the Operating Company’s tanks. TRMC will pay the fees specified in an applicable terminal service order to be executed by the Operating Company and TRMC related to the dedication of such tanks and any ancillary services. All fees under the Storage Services Agreement that are to be set forth on terminal service orders will be indexed for inflation. For up to two years after the termination of the Storage Services Agreement, and provided the termination was not due to TRMC’s default, TRMC may exercise a right of first refusal on any new storage agreement the Operating Company offers to a third party.

The foregoing description is not complete and is qualified in its entirety by reference to the Storage Services Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Transportation Services Agreement

Effective November 8, 2017, the Operating Company entered into the Transportation Services Agreement (Anacortes Short Haul Pipelines) with TRMC, the Partnership and the General Partner (the “Transportation Services Agreement”) to govern the provision of transportation services through the Short-Haul Pipelines that connect the manifolds operated by certain interstate petroleum pipeline companies to the Anacortes Refinery. The initial term of the Transportation Services Agreement is ten years, and TRMC has the option to extend the term for up to two renewal options of five years each. If TRMC does not extend the initial term, the Operating Company may extend the term for an additional two years.

Under the Transportation Services Agreement, the Short-Haul Pipelines will be dedicated exclusively to the use of TRMC, and the Operating Company may not use the Short-Haul Pipelines to provide services for any third party, except at the direction of TRMC. The Operating Company will make the Short-Haul Pipelines continuously available to TRMC at all times, and will ship all volumes of products nominated by TRMC for shipment on the Short-Haul Pipelines upon request. In exchange for these services, TRMC will pay the fees specified in an applicable pipeline service order to be executed by the Operating Company and TRMC. All fees under the Transportation Services Agreement that are to be set forth on pipeline service orders will be indexed for inflation. For up to two years after the termination of the Transportation Services Agreement, and provided the termination was not due to TRMC’s default, TRMC may exercise a right of first refusal on any new transportation services agreement the Operating Company offers to a third party.

The foregoing description is not complete and is qualified in its entirety by reference to the Transportation Services Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Anacortes Manifest Rail Terminalling Services Agreement

Effective November 8, 2017, the Operating Company entered into the Anacortes Manifest Rail Terminalling Services Agreement with TRMC, the Partnership and the General Partner (the “Manifest Rail Terminalling Services Agreement”) to govern the provision of services by the Operating Company to TRMC at the Operating Company’s manifest railcar terminal adjacent to the Anacortes Refinery, which consists of a manifest rail loading and unloading facility. The initial term of the Manifest Rail Terminalling Services Agreement is ten years, and TRMC has the option to extend the term for up to two renewal options of five years each. If TRMC does not extend the initial term, the Operating Company may extend the term for an additional two years.

Under the Manifest Rail Terminalling Services Agreement, the Operating Company will provide services to TRMC at the railcar terminal, including manifest railcar loading and unloading services, caustic chemicals and catalyst loading and unloading services, railcar switching and storage services, track inspection and maintenance services and such other services as the parties may agree upon in a terminal service order. In exchange for these services, TRMC will pay the fees specified in an applicable terminal service order to be executed by the Operating Company and TRMC. For up to two years after the termination of the Manifest Rail Terminalling Services Agreement, and provided the termination was not due to TRMC’s default, TRMC may exercise a right of first refusal on any new manifest rail terminalling services agreement the Operating Company offers to a third party.

The foregoing description is not complete and is qualified in its entirety by reference to the Manifest Rail Terminalling Services Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Anacortes Marine Terminal Operating Agreement

Effective November 8, 2017, in connection with the contribution of the Assets, the Operating Company entered into an operating agreement (the “Marine Terminal Operating Agreement”) with TRMC, the Partnership and the General Partner under which the Operating Company will provide services relating to the operation of the marine terminal located at the site of the Anacortes Refinery (the “Anacortes Marine Terminal”) until August 31, 2034 or until TRMC is able to (i) sublease the property underlying the Anacortes Marine Terminal to the Operating Company and (ii) convey the leasehold improvements to the Anacortes Marine Terminal to the Operating Company pursuant to the terms of the Sublease Rights Agreement (as defined below). Under the Anacortes Marine Terminal Operating Agreement, the General Partner will provide personnel, equipment and other services for the operation, management and maintenance of the Anacortes Marine Terminal, and the Operating Company will reimburse TRMC for all amounts paid in rent to the State of Washington under TRMC’s lease of the premises from the State of Washington and for all repair and maintenance costs and capital expenditures undertaken at the terminal.

As partial compensation for the Operating Company’s services, TRMC will pay to the Operating Company a per-barrel fee for throughput of TRMC’s products across the Anacortes Marine Terminal under applicable service orders executed by TRMC and the Operating Company. Additionally, TRMC will pay, or reimburse the Operating Company for, any newly imposed taxes, levies, royalties, assessments, licenses, fees or charges levied by any governmental authority that the Operating Company incurs on TRMC’s behalf in connection with providing the services under the Marine Terminal Operating Agreement. The Marine Terminal Operating Agreement also contains reciprocal indemnification provisions.

The foregoing description is not complete and is qualified in its entirety by reference to the Marine Terminal Operating Agreement, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Sublease Rights Agreement

Effective November 8, 2017, the Operating Company entered into a Sublease Rights and Escrow Agreement (the “Sublease Rights Agreement”) with TRMC, the Partnership and the General Partner which sets forth the terms under which TRMC will, in the future, sublease the Anacortes Marine Terminal to the Operating Company and convey the leasehold improvements to the Anacortes Marine Terminal to the Operating Company. The Sublease Rights Agreement provides that $85 million of the consideration we paid for the Assets under the Contribution Agreement constitutes consideration related to the contribution of the beneficial ownership of the Anacortes marine Terminal from the General Partner to us. Additionally, under the Sublease Rights Agreement, upon the Operating Company’s written request, TRMC will use reasonable commercial efforts to assist the Operating Company in obtaining consents necessary for TRMC to sublease the Anacortes Marine Terminal to the Operating Company. Once all consents have been obtained, TRMC and the Operating Company will enter into (a) a sublease agreement in which the Anacortes Marine Terminal will be subleased by TRMC to the Operating Company, (b) a marine terminal use and throughput agreement to replace the Marine Terminal Operating Agreement and (c) a bill of sale to convey the leasehold improvements to the Anacortes Marine Terminal to the Operating Company. The bill of sale will be executed, but not delivered, by the parties thereto and held in escrow until their effectiveness.

The foregoing description is not complete and is qualified in its entirety by reference to the Sublease Rights Agreement, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Leases

Ground Lease – Tankage

Effective November 8, 2017, the Operating Company and TRMC entered into a ground lease (the “Ground Lease”) under which TRMC leases to the Operating Company the portion of the real property underlying the Anacortes Refinery on which the Tankage is located. Under the Ground Lease, the Operating Company is also granted a non-exclusive easement for ingress and egress to the premises across other portions of the real property underlying the Anacortes Refinery. The term of the Ground Lease is 99 years, ending on November 7, 2116, and the rent for the entire term was paid in full in advance by the Operating Company under the terms of the Contribution Agreement. The Operating Company is responsible for (i) the payment of real property taxes with respect to the portion of the premises on which the Tankage is located, (ii) the payment of all utility costs with respect such premises, (iii) maintaining the buildings and improvements located on such premises and (iv) keeping all buildings and improvements on such premises insured against loss or damage by fire. The Ground Lease is terminable upon condemnation or by TRMC upon default by the Operating Company.

The foregoing description is not complete and is qualified in its entirety by reference to the Ground Lease, which is filed as Exhibit 10.7 to this Current Report on Form 8-K and incorporated herein by reference.

First Amendment to Ground Lease – MVCU Area

Effective November 8, 2017, the Operating Company and TRMC entered into the First Amendment to Ground Lease (the “First Amendment”) to amend the Ground Lease, dated as of July 1, 2017, between TRMC and the Operating Company (the “Original Ground Lease”) to expand the premises to include a future marine vapor combustion unit area. Additionally, under the First Amendment, the Operating Company is granted a non-exclusive easement across the portion of the Anacortes Refinery premises covered by the Original Lease for the installation, maintenance, repair and replacement of pipelines owned by the Operating Company connecting the Anacortes Marine Terminal to the newly leased portion of the premises. All other terms of the Original Ground Lease remain in full force and effect.

The foregoing description is not complete and is qualified in its entirety by reference to the First Amendment, which is filed as Exhibit 10.8 to this Current Report on Form 8-K and incorporated herein by reference.

Second Amendment to Ground Lease – Additional Rail Facility

Effective November 8, 2017, the Operating Company and TRMC entered into the Second Amendment to Ground Lease (the “Second Amendment”) to amend the Ground Lease, dated as of November 15, 2012, between TRMC and the Operating Company, as amended by the First Amendment to Ground Lease, dated July 1, 2017 (together, the “Amended Ground Lease”) to expand the premises to include the real property underlying the Manifest Rail Rack and Trackage. Additionally, under the Second Amendment, the Operating Company is granted a non-exclusive easement across the Anacortes Refinery premises for the installation, maintenance, repair and replacement of rail tracks owned by the Operating Company connecting the Tankage to the newly leased portion of the premises. All other terms of the Amended Ground Lease remain in full force and effect.

The foregoing description is not complete and is qualified in its entirety by reference to the Second Amendment, which is filed as Exhibit 10.9 to this Current Report on Form 8-K and incorporated herein by reference.

Relationships

Each of the Partnership, the General Partner, TRMC, TCI, TAC and the Operating Company is a direct or indirect subsidiary of Andeavor. As a result, certain individuals, including officers and directors of Andeavor and the General Partner, serve as officers and/or directors of more than one of such other entities. After the Contribution, the General Partner, as the general partner of the Partnership, holds a non-economic general partner interest in, and 88,624,852 common units of, the Partnership, which represents a 40.8% limited partner interest in the Partnership. Andeavor, together with TRMC, Carson Cogeneration Company, TAC, the General Partner and certain other subsidiaries of Andeavor, holds 127,889,386 common units of the Partnership, which represent approximately 58.9% of the outstanding common units of the Partnership, in addition to the non-economic general partner interest in the Partnership discussed above. Andeavor also holds, through certain of its subsidiaries, 80,000 TexNew Mex units representing limited partner interests in the Partnership and a special limited partner interest in the Partnership.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The description in Item 1.01 above of the closing of the Contribution is incorporated into this Item 2.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

2.1	Contribution, Conveyance and Assumption Agreement, dated as of November 8, 2017, by and among Andeavor Logistics LP, Tesoro Logistics GP, LLC, Tesoro Logistics Operations LLC, Andeavor and Tesoro Refining & Marketing Company LLC.

10.1	First Amended and Restated Schedules to the Fourth Amended and Restated Omnibus Agreement, dated as of November 8, 2017, by and among Andeavor, Tesoro Refining & Marketing Company LLC, Tesoro Companies, Inc., Tesoro Alaska Company LLC, Andeavor Logistics LP and Tesoro Logistics GP, LLC.

10.2	Storage Services Agreement – Anacortes II, dated as of November 8, 2017, by and among Tesoro Logistics Operations LLC, Tesoro Logistics GP, LLC, Andeavor Logistics LP and Tesoro Refining & Marketing Company LLC.

10.3	Transportation Services Agreement (Anacortes Short Haul Pipelines), dated as of November 8, 2017, by and among Andeavor Logistics LP, Tesoro Logistics Operations LLC, Tesoro Logistics GP, LLC and Tesoro Refining & Marketing Company LLC.

10.4	Anacortes Manifest Rail Terminalling Services Agreement, dated as of November 8, 2017, by and among Tesoro Logistics Operations LLC, Tesoro Refining & Marketing Company LLC, Andeavor Logistics LP and Tesoro Logistics GP, LLC.

10.5	Anacortes Marine Terminal Operating Agreement, dated as of November 8, 2017, by and among Andeavor Logistics LP, Tesoro Logistics GP, LLC, Tesoro Logistics Operations LLC and Tesoro Refining & Marketing Company LLC.

10.6	Sublease Rights and Escrow Agreement, dated as of November 8, 2017, by and among Andeavor Logistics LP, Tesoro Logistics GP, LLC, Tesoro Logistics Operations LLC and Tesoro Refining & Marketing Company LLC.

10.7	Ground Lease, dated as of November 8, 2017, between Tesoro Refining & Marketing Company LLC and Tesoro Logistics Operations LLC.

10.8	First Amendment to Ground Lease, dated as of November 8, 2017, between Tesoro Refining & Marketing Company LLC and Tesoro Logistics Operations LLC.

10.9	Second Amendment to Ground Lease, dated as of November 8, 2017, between Tesoro Refining & Marketing Company LLC and Tesoro Logistics Operations LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDEAVOR

Date: November 8, 2017	By:	/s/ BLANE W. PEERY
Blane W. Peery
Vice President and Controller